EXHIBIT 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

                        FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of August 15, 2005, among VANGUARD HEALTH HOLDING COMPANY I, LLC, a Delaware limited liability company (“VHS Holdco I”), VANGUARD HEALTH HOLDING COMPANY II, LLC, a Delaware limited liability company (“VHS Holdco II”), VANGUARD HOLDING COMPANY II, INC., a Delaware corporation (the “Co-Borrower” and, together with VHS Holdco II, the “Borrowers” and each, a “Borrower”), the lenders party to the Credit Agreement referred to below from time to time (the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

                        WHEREAS, VHS Holdco I, the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent, the Co-Documentation Agents and the Joint Lead Arrangers have entered into a Credit Agreement, dated as of September 23, 2004 (the “Credit Agreement”);

                        WHEREAS, the Borrowers wish to amend the Credit Agreement to enable them to (i) prepay the outstanding aggregate principal amount, and all accrued and unpaid interest on, the Existing Senior Subordinated Notes and (ii) convert and/or refinance in full all of the Initial Term Loans outstanding on the Repricing Amendment Effective Date (as defined below) (the “Existing Term Loans to be Refinanced”) through (x) the conversion of such Existing Term Loans to be Refinanced into Replacement Term Loans and/or (y) the incurrence of Replacement Term Loans as more fully provided herein, in each case with the same terms as were theretofore applicable to the Existing Term Loans to be Refinanced except as amended by this First Amendment; and

                        WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                        NOW, THEREFORE, it is agreed:

A.        Amendment Relating to the Prepayment of Existing Senior Subordinated Notes.

                        1.         Section 9.11(i) of the Credit Agreement is hereby amended by deleting the text “any Existing Senior Subordinated Notes,” appearing therein.

B.         Amendments Relating to the Repricing of Initial Term Loans.

                        1.         (a)  On September 26, 2005 (subject to (i) the receipt by the Administrative Agent of a Notice of Borrowing in form and substance reasonably satisfactory to the Administrative Agent and substantially in accordance with the requirements of Section 1.03 of the Credit Agreement (with appropriate adjustments to reflect a request for the Borrowing of Replacement Term Loans instead of “Term Loans”), (ii) the receipt by the Administrative Agent of a notice of prepayment of the Existing Term Loans to be Refinanced in accordance with the relevant requirements of Section 4.01(a) of the Credit Agreement, and (iii) the satisfaction of the relevant conditions specified in Section 6 of the Credit Agreement and the occurrence of the Repricing Amendment Effective Date on or prior to such date), each Lender with a “Replacement Term Loan Commitment” as shown on Schedule 11.01 attached hereto (each, a “Replacement Term Loan Commitment”) hereby agrees to make a Replacement Term Loan in the respective principal amount set forth on Schedule 11.01 attached hereto, in each case in accordance with the relevant requirements of the Credit Agreement except that (i) the date of the making of the Replacement Term Loans described in this paragraph, other than those Existing Term Loans to be Refinanced being converted into Replacement Term Loans, shall be as set forth above and (ii) each Lender with a Replacement Term Loan Commitment with Existing Term Loans to be Refinanced outstanding immediately prior to the occurrence of the Repricing Amendment Effective Date shall convert its theretofore outstanding Existing Term Loans to be Refinanced (in a principal amount up to, but not in excess of, the Replacement Term Loan Commitment of such Lender as specified on Schedule 11.01 attached hereto) into Replacement Term Loans hereunder without any requirement that it make cash proceeds available to the Borrower (except to the extent that the Replacement Term Loan Commitment of such Lender exceeds the principal amount of its theretofore outstanding Existing Term Loans to be Refinanced).  The Borrower shall direct the Administrative Agent to apply (and the Administrative Agent shall apply) all cash proceeds of Replacement Term Loans made hereunder to refinance then outstanding Existing Term Loans to be Refinanced pursuant to the Credit Agreement (before giving effect to this First Amendment) other than those Existing Term Loans to be Refinanced being converted into Replacement Term Loans.

                        (b)  It is understood and agreed by each of the parties hereto that (x) the aggregate principal amount of Replacement Term Loans outstanding after giving effect to the Repricing Amendment Effective Date shall be equal to the aggregate amount of Existing Term Loans to be Refinanced which were outstanding immediately prior to giving effect thereto, (y) the Replacement Term Loans being made pursuant to this First Amendment (whether by conversion or the making of cash proceeds available to the Borrower to refinance Existing Term Loans to be Refinanced) shall constitute Initial Term Loans for all purposes of the Credit Agreement, and (z) on the Repricing Amendment Effective Date, the Replacement Term Loan Commitments shall terminate after giving effect to the incurrence of (and conversion of Existing Term Loans to be Refinanced into) Replacement Term Loans.

                        (c)  Notwithstanding anything herein to the contrary, in the event that the aggregate principal amount of Existing Term Loans to be Refinanced immediately prior to the incurrence of the Replacement Term Loans (and/or the conversion of Existing Term Loans to be Refinanced) as provided above in this Section B.1 is less than $795,687,500 (with the difference of (x) $795,687,500 less (y) the aggregate principal amount of Existing Term Loans to be Refinanced outstanding immediately prior to such incurrence (and/or conversion) herein referred to as the “Reduction Amount”), then the aggregate amount of the Replacement Term Loan Commitments shall be reduced by the Reduction Amount, with such reduction to be applied to reduce the Replacement Term Loan Commitment of each Lender with such a commitment on a pro rata basis based on the relative amounts of each such Lender’s Replacement Term Loan Commitment existing immediately prior to such reduction.  In connection with any reduction to the Replacement Term Loan Commitments as contemplated above in this clause (c), Schedule 11.01 (as amended pursuant to this First Amendment) shall be automatically adjusted to reflect such pro rata reduction.

                        (d)  Any Lender holding outstanding Existing Term Loans to be Refinanced immediately prior to the Repricing Amendment Effective Date, that does not (in its sole discretion) provide a Replacement Term Loan Commitment pursuant hereto, shall have its outstanding Existing Term Loans to be Refinanced repaid in full on the Repricing Amendment Effective Date (if same occurs).

            2.         On the Repricing Amendment Effective Date, (x) the Interest Period applicable to each Borrowing of Existing Term Loans to be Refinanced existing on the Repricing Amendment Effective Date immediately prior to the incurrence of the Replacement Term Loans and maintained as Eurodollar Loans under the Credit Agreement shall, simultaneously with the incurrence of (and conversion of Existing Term Loans to be Refinanced into) Replacement Term Loans, be broken, (y) the Administrative Agent shall (and is hereby authorized to) take all appropriate actions to ensure that all Lenders with outstanding Term Loans (after giving effect to the incurrence of Replacement Term Loans pursuant to this Amendment) participate in each new Borrowing of Term Loans on a pro rata basis (based upon the principal amount of the Term Loans held by each such Lender (after giving effect to the Amendment Effective Date) and (z) the Borrower shall be obligated to pay to the respective Lenders breakage or other costs of the type referred to in Section 1.11 of the Credit Agreement (if any) incurred in connection with the actions taken pursuant to preceding clauses (x) and (y).

            3.         Section 4.02(b) of the Credit Agreement is hereby amended by deleting the text “December 31, 2004” appearing therein and inserting the text “December 31, 2005” in lieu thereof.

            4.         Section 8 of the Credit Agreement is hereby amended by inserting the following new subsection 8.15 at the end of said Section:

                        “Section 8.15  First Amendment Mortgage Amendments.  Within 60 days following the Repricing Amendment Effective Date, if and to the extent requested by the Collateral Agent, the Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, fully executed counterparts of amendments (the “First Amendment Mortgage Amendments”), in form and substance reasonably satisfactory to the Administrative Agent, to each of the Mortgages covering the Mortgaged Properties, together with evidence that counterparts of each of the First Amendment Mortgage Amendments have been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable perfected mortgage lien, superior to and prior to the rights of all third parties and subject to no other Liens (except as are permitted by Section 9.01), on the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Parties securing all of the Obligations (including the Replacement Term Loans), provided that the actions required to be taken by the Borrower pursuant to this Section 8.15 shall not be required in the event that each Lender holding outstanding Term Loans immediately prior to the Repricing Amendment Effective Date provides a Replacement Term Loan Commitment pursuant to the First Amendment.”

            5.         The definition of “Applicable Margin” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting clause (b) appearing therein in its entirety and inserting the following in lieu thereof:

            “(b)      with respect to Initial Term Loans, (x) maintained as Eurodollar Loans, 2.25% and (y) maintained as Base Rate Loans, 1.25%; and”.

            6.         Section 11.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

                        “First Amendment” shall mean the First Amendment to this Agreement, dated as of August 15, 2005.

                        “Preliminary Amendment Effective Date” shall have the meaning provided in the First Amendment.

                        “Repricing Amendment Effective Date” shall have the meaning provided in the First Amendment.

                        “Replacement Term Loan Commitment” shall have the meaning provided in the First Amendment.

            7.         Schedule 11.01 to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Schedule 11.01 in the form of Schedule 11.01 attached hereto.

C.        Miscellaneous Provisions

            1.         In order to induce the Lenders to enter into this First Amendment, VHS Holdco I and the Borrowers hereby represent and warrant to each of the Lenders that both immediately before and immediately after giving effect to the Preliminary Amendment Effective Date (as defined below) (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Preliminary Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default on the Preliminary Amendment Effective Date.

            2.         This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            3.         This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts executed by all the parties hereto shall be lodged with Holdings, the Borrowers and the Administrative Agent.

            4.         THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            5.         The amendment set forth in Section A of this First Amendment shall become effective on the date (the “Preliminary Amendment Effective Date”) when:

                        (i)         VHS Holdco I, each Borrower, each Subsidiary Guarantor and the
            Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

            6.         The amendments set forth in Section B of this First Amendment shall become effective on September 26, 2005 (the “Repricing Amendment Effective Date”) provided that each of the following conditions shall have been satisfied:

                        (i)         The Preliminary Amendment Effective Date shall have occurred;

                        (ii)        each Lender with a Replacement Term Loan Commitment as
            shown on Schedule 11.01 attached hereto, as adjusted pursuant to Section
            B.1.(c) of this First Amendment (which in aggregate total amount shall equal the aggregate principal amount of the Existing Term Loans to be Refinanced outstanding on the Repricing Amendment Effective Date), shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the
            Administrative Agent at the Notice Office;

                        (iii)       there shall have been delivered to the Administrative Agent for the account of each of the Lenders that have requested same an appropriate Initial
            Term Note executed by the Borrowers in each case in the amount, maturity and otherwise as provided in the Credit Agreement;

                        (iii)       all accrued and unpaid interest on all Existing Term Loans to be
            Refinanced that are to be repaid in cash by the incurrence of new Replacement
            Term Loans (as opposed to by conversion of Existing Term Loans to be
            Refinanced into Replacement Term Loans) shall  have been paid in full and all costs of the type described in Section 1.11 of the Credit Agreement shall have been paid in full in connection with the repayment (including by way of conversion of Existing Term Loans to be Refinanced into Replacement Term
            Loans) of the Existing Term Loans to be Refinanced on the Repricing
            Amendment Effective Date;

                        (iv)       the principal of all outstanding Existing Term Loans to be
            Refinanced which are not being converted into Replacement Term Loans in accordance with the terms of this First Amendment shall concurrently be paid in full with the proceeds of Replacement Term Loans made pursuant to Section B.1 of this First Amendment;

                        (v)        there shall have been delivered to Administrative Agent copies of resolutions of the board of directors of the Borrowers approving and authorizing the execution, delivery and performance of this First Amendment and the Credit
            Documents as amended by this First Amendment, certified as of the Repricing
            Amendment Effective Date by the chairman of the board, the chief executive officer, the chief financial officer, the president, any vice president or the treasurer of the Borrowers, and attested to by the secretary or any assistant secretary of the respective Borrower as being in full force and effect without modification or amendment;

                        (vi)       the Administrative Agent shall have received (i) from Simpson,
            Thacher & Bartlett LLP, special counsel to the Credit Parties, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the
            Lenders and dated the Repricing Amendment Effective Date, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent and
            (ii) from Ronald P. Soltman, Esq., General Counsel to the Credit Parties, an
            opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Repricing Amendment Effective Date, which opinion shall be in form and substance reasonably satisfactory to the Administrative
            Agent;

                        (vii)      the Administrative Agent shall have received an officer’s
            certificate signed by the chairman of the board or the chief financial officer of each Borrower, and attested to by the secretary or the assistant secretary of the respective Borrower, certifying that (i) the incurrence of the Replacement Term
            Loans does not violate the New Senior Subordinated Note Indenture and (ii) both immediately before and immediately after giving effect to the Repricing
            Amendment Effective Date (x) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Repricing Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (y) there exists no
            Default or Event of Default on the Repricing Amendment Effective Date; and

                        (viii) the Initial Sub-Tranche 3 Term Loan Commitments shall have been reduced to zero.

            7.         By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the Replacement Term Loans) shall be fully guaranteed pursuant to the Guaranties in accordance with the terms and provisions thereof and shall be fully secured pursuant to the applicable Security Documents.

            8.         From and after Preliminary Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*          *          *

            IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be duly executed and delivered as of the date first above written.

VANGUARD HEALTH HOLDING COMPANY I, LLC By: /s/ Joseph D. Moore Title: Executive Vice President, Chief Financial Officer & Treasurer
VANGUARD HEALTH HOLDING COMPANY II, LLC By: /s/ Joseph D. Moore Title: Executive Vice President, Chief Financial Officer & Treasurer
VANGUARD HOLDING COMPANY II, INC. By: /s/ Joseph D. Moore Title: Executive Vice President, Chief Financial Officer & Treasurer
VHS ACQUISITION CORPORATION
VHS OF PHOENIX, INC.
VHS OUTPATIENT CLINICS, INC.
VHS OF ARROWHEAD, INC.
VHS OF SOUTH PHOENIX, INC.
VHS IMAGING CENTERS, INC.
VHS OF ANAHEIM, INC.
VHS OF ORANGE COUNTY, INC.
VHS HOLDING COMPANY, INC.
VHS OF HUNTINGTON BEACH, INC.
VHS OF ILLINOIS, INC.
MACNEAL HEALTH PROVIDERS, INC.
MACNEAL MANAGEMENT SERVICES, INC.
MIDWEST CLAIMS PROCESSING, INC.
PROS TEMPORARY STAFFING, INC.
WATERMARK PHYSICIAN SERVICES,INC.
VHS GENESIS LABS, INC.
MACNEAL MEDICAL RECORDS, INC.
VANGUARD HEALTH MANAGEMENT, INC.
VANGUARD HEALTH FINANCIAL COMPANY, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 1, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 2, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 4, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 5, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 7, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 8, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 9, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 11, INC.
HOSPITAL DEVELOPMENT OF WEST PHOENIX, INC. By: /s/ Joseph D. Moore Title: Executive Vice President, Chief Financial Officer & Treasurer

Duly authorized to sign on behalf of each of the
foregoing entities

THE ANAHEIM VHS LIMITED PARTNERSHIP By: VHS of Anaheim, Inc., its General Partner By: /s/ Joseph D. Moore Title: Executive Vice President, Chief Financial Officer & Treasurer:
THE HUNTINGTON BEACH VHS LIMITED PARTNERSHIP By: VHS of Huntington Beach, Inc., its General Partner By: /s/ Joseph D. Moore Title: Executive Vice President, Chief Financial Officer & Treasurer
HEALTHCARE COMPLIANCE, L.L.C. By: Vanguard Health Management, Inc., its Member By: /s/ Joseph D. Moore Title: Executive Vice President, Chief Financial Officer & Treasurer
THE VHS ARIZONA IMAGING CENTERS LIMITED PARTNERSHIP By: VHS Imaging Centers, Inc., its General Partner By: /s/ Joseph D. Moore Title: Executive Vice President, Chief Financial Officer & Treasurer
VHS SAN ANTONIO PARTNERS, L.P. By: VHS Acquisition Subsidiary Number 5, Inc., as General Partner By: /s/ Joseph D. Moore Title: Executive Vice President, Chief Financial Officer & Treasurer
BANK OF AMERICA, N.A., Individually and as Administrative Agent By: /s/ Kevin Wagley Title: Senior Vice Present

SIGNATURE PAGE TO FIRST AMENDMENT,
DATED AS OF AUGUST 15, 2005, TO THE CREDIT
AGREEMENT, DATED AS OF SEPTEMBER 23,
2004, AMONG VANGUARD HEALTH HOLDING
COMPANY I, LLC, A DELAWARE LIMITED
LIABILITY COMPANY, VANGUARD HEALTH
HOLDING COMPANY II, LLC, A DELAWARE
LIMITED LIABILITY COMPANY, VANGUARD
HOLDING COMPANY II, INC., A DELAWARE
CORPORATION, THE LENDERS PARTY HERETO
FROM TIME TO TIME, BANK OF AMERICA, N.A.,
AS ADMINISTRATIVE AGENT, CITICORP NORTH
AMERICA, INC., AS SYNDICATION AGENT,
GENERAL ELECTRIC CAPITAL CORPORATION,
LASALLE BANK, NATIONAL ASSOCIATION AND
WACHOVIA BANK, NATIONAL ASSOCIATION, AS
CO-DOCUMENTATION AGENTS, AND BANC OF
AMERICA SECURITIES LLC AND CITIGROUP
GLOBAL MARKETS INC., AS JOINT LEAD
ARRANGERS

FIRST DOMINION FUNDING I By: /s/ Andrew H. Marshak Title: Authorized Signatory
FIRST DOMINION FUNDING II By: /s/ Andrew H. Marshak Title: Authorized Signatory
CSAM FUNDING I By: /s/ Andrew H. Marshak Title: Authorized Signatory
CSAM FUNDING III By: /s/ Andrew H. Marshak Title: Authorized Signatory
CSAM FUNDING IV By: /s/ Andrew H. Marshak Title: Authorized Signatory
CSAM SLF By: /s/ Andrew H. Marshak Title: Authorized Signatory
ATRIUM III By: /s/ Andrew H. Marshak Title: Authorized Signatory
ATRIUM IV By: /s/ Andrew H. Marshak Title: Authorized Signatory
MADISON PARK FUNDING By: /s/ Andrew H. Marshak Title: Authorized Signatory
CENTURION CDO II, LTD. By: RiverSource Investments, LLC as Collateral Manager By: /s/ Vincent P. Pham Title: Director - Operations
SEQUILS-CENTURION V, LTD. By: RiverSource Investments, LLC as Collateral Manager By: /s/ Vincent P. Pham Title: Director - Operations
CENTURION CDO VI, LTD. By: RiverSource Investments, LLC as Collateral Manager By: /s/ Vincent P. Pham Title: Director - Operations
CENTURION CDO VII, LTD. By: RiverSource Investments, LLC as Collateral Manager By: /s/ Vincent P. Pham Title: Director - Operations
CENTURION CDO 8, LIMITED By: RiverSource Investments, LLC as Collateral Manager By: /s/ Vincent P. Pham Title: Director - Operations
CENTURION CDO 9, LIMITED By: RiverSource Investments, LLC as Collateral Manager By: /s/ Vincent P. Pham Title: Director - Operations
IDS LIFE INSURANCE COMPANY By: RiverSource Investments, LLC as Collateral Manager By: /s/ Vincent P. Pham Title: Director - Operations
AMERIPRISE CERTIFICATE COMPANY By: RiverSource Investments, LLC as Collateral Manager By: /s/ Vincent P. Pham Title: Director - Operations
OCTAGON INVESTMENT PARTNERS II, LLC By: Octagon Credit Investors, LCC as sub-investment manager By: /s/ Andrew D. Gordon Title: Portfolio Manager
OCTAGON INVESTMENT PARTNERS IV, LTD. By: Octagon Credit Investors, LCC as collateral manager By: /s/ Andrew D. Gordon Title: Portfolio Manager
OCTAGON INVESTMENT PARTNERS V, LTD. By: Octagon Credit Investors, LCC as Portfolio Manager By: /s/ Andrew D. Gordon Title: Portfolio Manager
OCTAGON INVESTMENT PARTNERS VI, LTD. By: Octagon Credit Investors, LCC as collateral manager By: /s/ Andrew D. Gordon Title: Portfolio Manager
OCTAGON INVESTMENT PARTNERS VII, LTD. By: Octagon Credit Investors, LCC as collateral manager By: /s/ Andrew D. Gordon Title: Portfolio Manager

HY-FI TRUST, BY JPMORGAN CHASE BANK, N.A.,
(f/k/a JPMorgan Chase Bank)
solely as trustee (and not in its individual capacity)
By:  Octagon Credit Investors, LLC
as Portfolio Manager

By: /s/ Andrew D. Gordon
       Title:  Portfolio Manager

STANFIELD BRISTOL CLO, LTD. By: Stanfield Capital Partners LLC as its Collateral Manager By: /s/ Christopher E. Jansen Title: Managing Partner
STANFIELD MODENA CLO, LTD. By: Stanfield Capital Partners LLC as its Collateral Manager By: /s/ Christopher E. Jansen Title: Managing Partner
STANFIELD QUATTRO CLO, LTD. By: Stanfield Capital Partners LLC as its Collateral Manager By: /s/ Christopher E. Jansen Title: Managing Partner
WINDSOR LOAN FUNDING, LIMITED By: Stanfield Capital Partners LLC as its Investment Manager By: /s/ Christopher E. Jansen Title: Managing Partner
STANFIELD CARRERA CLO, LTD. By: Stanfield Capital Partners LLC as its Asset Manager By: /s/ Christopher E. Jansen Title: Managing Partner
STANFIELD VANTAGE CLO, LTD. By: Stanfield Capital Partners LLC as its Asset Manager By: /s/ Christopher E. Jansen Title: Managing Partner
BLACK DIAMOND INTERNATIONAL FUNDING, LTD. By: /s/ Alan Corkish Title: Director
BLACK DIAMOND CLO 2005-2, LTD By: Black Diamond Capital Management, LLC, as its Collateral Manager By: /s/ James J. Zenni, Jr. Title: President & Managing Partner
GRAYSON & CO. By: Boston Management and Research as Investment Advisor By: /s/ Michael B. Botthof Title: Vice President
SENIOR DEBT PORTFOLIO By: Boston Management and Research as Investment Advisor By: /s/ Michael B. Botthof Title: Vice President
EATON VANCE SENIOR INCOME TRUST By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Title: Vice President
EATON VANCE SENIOR FLOATING-RATE TRUST By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Title: Vice President
EATON VANCE FLOATING-RATE INCOME TRUST By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Title: Vice President
EATON VANCE LIMITED DURATION INCOME FUND By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Title: Vice President
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Title: Vice President
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Title: Vice President
EATON VANCE CDO III, LTD. By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Title: Vice President
COSTANTINUS EATON VANCE CDO V, LTD. By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Title: Vice President
EATON VANCE CDO VI LTD. By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Title: Vice President
COOKSMILL By: /s/ John R. M. Campbell Title: Authorized Signatory
BIRCHWOOD FUNDING LLC By: /s/ Anna M. Tallent Title: Assistant Vice President
CREDIT OPPORTUNITIES FUNDING, INC. By: /s/ Anna M. Tallent Title: Assistant Vice President
KALDI FUNDING LLC By: /s/ Anna M. Tallent Title: Assistant Vice President
STANWICH LOAN FUNDING LLC By: /s/ Anna M. Tallent Title: Assistant Vice President
MAINSTAY FLOATING RATE FUND, a series of Eclipse Funds, Inc. By: New York Life Investment Management LLC By: /s/ Robert H. Dial Title: Managing Director
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: New York Life Investment Management LLC, its Investment Manager By: /s/ Robert H. Dial Title: Managing Director
NEW YORK LIFE INSURANCE COMPANY By: /s/ R.H. Dial Title: Vice President
EAGLE MASTER FUND LTD. By: Citigroup Alternative Investments LLC, as Investment Manager for and on behalf of Eagle Master Fund Ltd. By: /s/ Melanie Hanlon Title: Vice President

J.P. MORGAN TRUST COMPANY (CAYMAN)
LIMITED, as Trustee for
TORAJI TRUST, as [Assignee/Participant]
By:  Its Investment Manager, Citigroup Alternative
Investments LLC

By: /s/ Melanie Hanlon
       Title:  Vice President

BABSON CLO LTD. 2005-II By: Babson Capital Management LLC as Collateral Manager By: /s/ Marc Sowell Title: Managing Director
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Advisor By: /s/ Marc Sowell Title: Managing Director
BUSHNELL CBNA LOAN FUNDING LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC. By: /s/ Dominic Blea Title: as Attorney-In-Fact
STEDMAN CBNA LOAN FUNDING LLC, for itself or as agent for Stedman CFPI Loan Funding LLC. By: /s/ Dominic Blea Title: as Attorney-In-Fact
LASALLE BANK By: /s/ Sarah Willett Title: Senior Vice President
AZURE FUNDING By: /s/ Suzanne Smith Title: Vice President
CITADEL HILL 2000 LTD By: /s/ Ken Irvine Title: Authorized Signature
AMMC CDO II, LIMITED By: American Money Management Corp., as Collateral Manager By: /s/ Chester M. Eng Title: Senior Vice President
AMMC CDO III, LIMITED By: American Money Management Corp., as Collateral Manager By: /s/ Chester M. Eng Title: Senior Vice President
BEAR STEARNS CORPORATE LENDING INC. By: /s/ Victor Bulzacchelli Title: Vice President
VICTORIA FALLS CLO, LTD. By: /s/ Wade T. Winter Title: S.V.P.
MASTER SENIOR FLOATING RATE TRUST By: /s/ Joseph Matto Title: Authorized Signatory
THE SUMITOMO TRUST AND BANKING CO., LTD., NEW YORK BRANCH By: /s/ Elizabeth A. Quirk Title: Vice-President
CAISSE DE DÉPÔT ET PLACEMENT DU QUÉBEC By: /s/ James B. McMullan Title: Director By: /s/ Diane C. Favreau Title: Vice President
JPMORGAN CHASE BANK, N.A. By: /s/ Thomas T. Hou Title: Vice President
WACHOVIA BANK, NATIONAL ASSOCIATION By: /s/ Dennis Harvey Title: Managing Director
STICHTING PENSIOENFONDS ABP By ABP Investment US, Inc., its agent By: /s/ Jelle Mensonides Title: President/CEO By: /s/ Thomas F. Dunn Title: Managing Director/CIO
FLAGSHIP CLO2001-1 By: Flagship Capital Management, Inc. By: /s/ Colleen Cunniffe Title: Director
FLAGSHIP CLO II By: Flagship Capital Management, Inc. By: /s/ Colleen Cunniffe Title: Director
FLAGSHIP CLO III By: Flagship Capital Management, Inc. By: /s/ Colleen Cunniffe Title: Director
FLAGSHIP CLO 2002-1 LTD., By: Columbia Management Advisors, Inc. as Investment Manager By: /s/ Colleen Cunniffe Title: Director
FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND By: /s/ John H. Costello Title: Assistant Treasurer
BALLYROCK CLO III LIMITED, By: Ballyrock Investment Advisors LLC, as Collateral Manager By: /s/ Lisa Rymut Title: Assistant Treasurer
BALLYROCK CLO II LIMITED, By: Ballyrock Investment Advisors LLC, as Collateral Manager By: /s/ Lisa Rymut Title: Assistant Treasurer
BALLYROCK CLO I LIMITED, By: Ballyrock Investment Advisors LLC, as Collateral Manager By: /s/ Lisa Rymut Title: Assistant Treasurer
SPIFET IV LOAN TRUST 2003-B By: Wilmington Trust Company not in its individual capacity but solely as trustee By: /s/ Jeffrey J. Rossl Title: Senior Financial Services Officer
ESSEX PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager By: /s/ Dean Criares Title: Managing Director
HARBOUR TOWN FUNDING LLC By: /s/ Anna M. Tallet Title: Assistant Vice President
LONG LANE MASTER TRUST IV By: /s/ Ann E. Morris Title: Authorized Agent
PPM MONARCH BAY FUNDING LLC By: /s/ Anna M. Tallet Title: Assistant Vice President
PPM SHADOW CREEK FUNDING LLC By: /s/ Anna M. Tallet Title: Assistant Vice President
PPM SPYGLASS FUNDING TRUST By: /s/ Ann E. Morris Title: Authorized Agent
CARLYLE HIGH YIELD PARTNERS III, LTD. By: /s/ Linda Pace Title: Managing Director
CARLYLE HIGH YIELD PARTNERS IV, LTD. By: /s/ Linda Pace Title: Managing Director
CARLYLE HIGH YIELD PARTNERS VI, LTD. By: /s/ Linda Pace Title: Managing Director
CARLYLE LOAN INVESTMENT, LTD. By: /s/ Linda Pace Title: Managing Director
CARLYLE LOAN OPPORTUNITY FUND By: /s/ Linda Pace Title: Managing Director
BOLDWATER CREDIT OPPORTUNITIES MASTER FUND LP By: Boldwater Capital Management LP, its Investment Manager By: /s/ Martin E. Kalisker Title: CFO
SAWGRASS TRADING LLC By: /s/ Anna M. Tallent Title: Assistant Vice President
HARBOUR TOWN FUNDING LLC By: /s/ Anna M. Tallent Title: Assistant Vice President
LONG LANE MASTER TRUST IV By: Ann E. Morris Title: Authorized Agent
PPM MONARCH BAY FUNDING LLC By: /s/ Anna M. Tallent Title: Assistant Vice President
PPM CREEK FUNDING LLC By: /s/ Anna M. Tallent Title: Assistant Vice President
PPM SPYGLASS FUNDING TRUST By: Ann E. Morris Title: Authorized Agent
VENTURE CDO 2002 LIMITED By its investment advisor, MJX Asset Management LLC By: /s/ Ken Ostmann Title: Director
VENTURE II CDO 2002 LIMITED By its investment advisor, MJX Asset Management LLC By: /s/ Ken Ostmann Title: Director
VENTURE III CDO LIMITED By its investment advisor, MJX Asset Management LLC By: /s/ Ken Ostmann Title: Director
VENTURE IV CDO LIMITED By its investment advisor, MJX Asset Management LLC By: /s/ Ken Ostmann Title: Director
KZH SOLEIL-2 LLC By: /s/ Susan Lee Title: Authorized Agent
ING INVESTMENT MANAGEMENT, INC. By: /s/ Michel Price, CFA Title: Senior Vice President
GENERAL ELECTRIC CAPITAL CORPORATION By: /s/ Earl F. Smith, III Title: Its Duly Authorized Signatory
LOAN FUNDING V, LLC, for itself or as agent for Corporate Loan Funding V LLC] By: Prudential Investment Management, Inc., as Portfolio Manager By: /s/ Martha Tuttle Title: Principal
DRYDEN VII – LEVERAGED LOAN CDO 2004 By: Prudential Investment Management, Inc., as Collateral Manager By: /s/ Martha Tuttle Title: Principal
DRYDEN III – LEVERAGED LOAN CDO 2004 By: Prudential Investment Management, Inc., as Collateral Manager By: /s/ Martha Tuttle Title: Principal
DRYDEN IV – LEVERAGED LOAN CDO 2004 By: Prudential Investment Management, Inc., as Collateral Manager By: /s/ Martha Tuttle Title: Principal
DRYDEN V – LEVERAGED LOAN CDO 2004 By: Prudential Investment Management, Inc., as Collateral Manager By: /s/ Martha Tuttle Title: Principal
DRYDEN LEVERAGED LOAN CDO 2002-II By: Prudential Investment Management, Inc., as Collateral Manager By: /s/ Martha Tuttle Title: Principal
WIND RIVER CLO I LTD. By: McDonnell Investment Management, LLC, as Manager By: /s/ Kathleen A. Zarn Title: Vice President
SUNAMERICA SENIOR FLOATING RATE FUND, INC. By: AIG Global Investment Corp. Investment Sub-Adviser By: /s/ John G. Lapham, III Title: Managing Director
GALAXY IV CLO LTD By: AIG Global Investment Corp. Its Collateral Manager By: /s/ John G. Lapham, III Title: Managing Director
GALAXY CLO 2003-1, LTD By: AIG Global Investment Corp. Its Collateral Manager By: /s/ John G. Lapham, III Title: Managing Director
GALAXY III CLO LTD By: AIG Global Investment Corp. Its Collateral Manager By: /s/ John G. Lapham, III Title: Managing Director
GRAND CENTRAL ASSET TRUST ECL SERIES By: /s/ Janet Haack Title: Attorney-In-Fact
SANKATY ADVISORS, LLC as Collateral Manager for Loan Funding XI LLC, as Term Lender By: /s/ James F. Kellogg III Title: Managing Director
SANKATY HIGH YIELD PARTNERS II, L.P. By: /s/ James F. Kellogg III Title: Managing Director
KATONAH III, LTD. By Sankaty Advisors LLC as Sub-Advisors By: /s/ James F. Kellogg III Title: Managing Director
KATONAH IV, LTD. By Sankaty Advisors LLC as Sub-Advisors By: /s/ James F. Kellogg III Title: Managing Director
KATONAH II, LTD. By Sankaty Advisors LLC as Sub-Advisors By: /s/ James F. Kellogg III Title: Managing Director
SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill III CLO Limited, as Term Lender By: /s/ James F. Kellogg III Title: Managing Director
SANKATY ADVISORS, LLC as Collateral Manager for A Very Point CLO, Ltd., as Term Lender By: /s/ James F. Kellogg III Title: Managing Director
SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill I – Ingots, Ltd., as Term Lender By: /s/ James F. Kellogg III Title: Managing Director
SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill II – Ingots, Ltd., as Term Lender By: /s/ James F. Kellogg III Title: Managing Director
SANKATY ADVISORS, LLC as Collateral Manager for Brant Point II CBO 2000-1 Ltd., as Term Lender By: /s/ James F. Kellogg III Title: Managing Director
SANKATY ADVISORS, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender By: /s/ James F. Kellogg III Title: Managing Director
SANKATY ADVISORS, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender By: /s/ James F. Kellogg III Title: Managing Director
MERRILL LYNCH CAPITAL CORPORATION By: /s/ Michael E. O’Brien Title: Vice President
UBS AG, Stamford Branch By: /s/ Richard L. Tavrow Title: Director Banking Products Services, US By: /s/ Toba Lumbantobling Title: Associate Director Banking Products Services, US
ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD. By: Ares Enhanced Loan Management, L.P., Investment Manager By: Ares Enhanced Loan GP, LLC Its General Partner By: /s/ Jeff M. Moore Title: Vice President
ARES LEVERAGED INVESTMENT FUND II, L.P. By: Ares Management II, L.P., General Partner By: /s/ Jeff M. Moore Title: Vice President
ARES III CLO Ltd. By: Ares CLO Management LLC By: /s/ Jeff M. Moore Title: Vice President
ARES IV CLO Ltd. By: Ares CLO Management IV, L.P., Investment Manager By: Ares CLO GP IV, LLC, Its Managing Member By: /s/ Jeff M. Moore Title: Vice President
ARES V CLO Ltd. By: Ares CLO Management V, L.P., Investment Manager By: Ares CLO GP V, LLC, Its Managing Member By: /s/ Jeff M. Moore Title: Vice President
ARES VI CLO Ltd. By: Ares CLO Management VI, L.P., Investment Manager By: Ares CLO GP VI, LLC, Its Managing Member By: /s/ Jeff M. Moore Title: Vice President
ARES VII CLO Ltd. By: Ares CLO Management VII, L.P., Investment Manager By: Ares CLO GP VII, LLC, Its General Partner By: /s/ Jeff M. Moore Title: Vice President
ARES VIII CLO Ltd. By: Ares CLO Management VII, L.P., Investment Manager By: Ares CLO GP VII, LLC, Its General Partner By: /s/ Jeff M. Moore Title: Vice President
ARES IX CLO Ltd. By: Ares CLO Management IX, L.P., Investment Manager By: Ares CLO GP IX, LLC, Its General Partner By: /s/ Jeff M. Moore Title: Vice President
TRS ARIA LLC By: /s/ Alice L. Wagner Title: Vice President
ULT CBNA LOAN FUNDING LLC, for itself or as agent for ULT CFPI Loan Funding LLC By: /s/ Dominic Blea Title: as Attorney-In-Fact
BALLYROCK CLO III LIMITED By: Ballyrock Investment Advisors, LLC, as Collateral Manager By: /s/ Lisa Rymut Title: Assistant Treasurer
BALLYROCK CLO II LIMITED By: Ballyrock Investment Advisors, LLC, as Collateral Manager By: /s/ Lisa Rymut Title: Assistant Treasurer
BALLYROCK CLO I LIMITED By: Ballyrock Investment Advisors, LLC, as Collateral Manager By: /s/ Lisa Rymut Title: Assistant Treasurer
FIDELITY ADVISOR SERIES II: Fidelity Advisor Floating Rate High Income Fund By: /s/ John H. Costello Title: Assistant Treasurer
NUVEEN FLOATING RATE INCOME FUND, as a lender By Symphony Asset Management, LLC By: /s/ Lenny Mason Title: Portfolio Manager
NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND, as a lender By Symphony Asset Management, LLC By: /s/ Lenny Mason Title: Portfolio Manager
NUVEEN SENIOR INCOME FUND, as a lender By Symphony Asset Management, LLC By: /s/ Lenny Mason Title: Portfolio Manager
47th STREET FUNDING II INC. By: /s/ David M. Millison Title: Managing Director
SKY LOAN FUNDING By: /s/ Ruben Diaz Title: Authorized Signatory
ARCHIMEDES FUNDING III, LTD. By: ING Capital Advisors, LLC as Collateral Manager By: /s/ Helen Y Rhee Title: Director
ARCHIMEDES FUNDING IV (CAYMAN), LTD. By: ING Capital Advisors, LLC as Collateral Manager By: /s/ Helen Y Rhee Title: Director
NEMEAN CLO, LTD. By: ING Capital Advisors, LLC as Investment Manager By: /s/ Helen Y Rhee Title: Director
ENDURANCE CLO, LTD By: ING Capital Advisors, LLC as Portfolio Manager By: /s/ Helen Y Rhee Title: Director
SEQUILS-ING I (HBDGM), LTD By: ING Capital Advisors, LLC as Collateral Manager By: /s/ Helen Y Rhee Title: Director
CITICORP NORTH AMERICA, INC By: /s/ Suzanne Crymes Title: Vice President
FRANKLIN FLOATING RATE DAILY ACCESS FUND By: /s/ Richard Hsu Title: Vice President
FRANKLIN FLOATING RATE MASTER SERIES By: /s/ Richard Hsu Title: Vice President
FRANKLIN CLO I LIMITED By: /s/ David Ardini Title: Vice President
FRANKLIN CLO II, LIMITED By: /s/ David Ardini Title: Vice President
OLYMPIC CLO I By: /s/ John M. Casparian Title: Chief Operating Officer Centre Pacific, Manager
SIERRA CLO I By: /s/ John M. Casparian Title: Chief Operating Officer Centre Pacific, Manager
WHITNEY CLO I By: /s/ John M. Casparian Title: Chief Operating Officer Centre Pacific, Manager
OPPENHEIMER SENIOR FLOATING RATE FUND By: /s/ Susanna Evans Title: Manager
ING SENIOR INCOME FUND By: ING Investment Management Co. as its Investment Manager By: /s/ Michael Prince, CFA Title: Senior Vice President
ING PRIME RATE TRUST By: ING Investment Management Co. as its Investment Manager By: /s/ Michael Prince, CFA Title: Senior Vice President
ING INVESTMENT MANAGEMENT CLO I, LTD By: ING Investment Management Co. as its Investment Manager By: /s/ Michael Prince, CFA Title: Senior Vice President
WESTERN ASSET FLOATING RATE HIGH INCOME FUND By: /s/ T.J. Settel Title:
KIL2 LOAN FUNDING LLC By: /s/ James Spawlding Title: Attorney-In-Kind
PUTNAM DIVERSIFIED INCOME TRUST By: /s/ Beth Mazor Title: Vice President
PUTNAM FLOATING RATE INCOME FUND By: /s/ Beth Mazor Title: Vice President
CASTLE GARDEN By: /s/ Andrew H. Marshak Title: Authorized Signatory
CENT CDO 11, LIMITED By: RiverSource Investments, LLC as Collateral Manager By: /s/ Vincent P. Pham Title: Director - Operations
MT. WILSON CLO By: /s/ Timothy Settel Title: Trader

SCHEDULE 11.01

Commitments

Lender	Revolving Loan Commitment	Replacement Term Loan Commitment
383 Madison Funding	-	$11,934,976.08
47th Street Funding II	-	$4,922,750.00
American Express Certificate Company	-	$843,625.00
AMMC CDO II, Limited	-	$5,970,000.00
AMMC CLO III, Limited	-	$4,975,000.00
Archimedes Funding III, Ltd.	-	$992,500.00
Archimedes Funding IV (Cayman), Ltd.	-	$496,250.00
Ares Enhanced Loan Investment Strategy, Ltd.	-	$4,981,250.00
Ares III CLO Ltd.	-	$4,962,500.00
Ares IV CLO Ltd.	-	$4,962,500.00
Ares IX CLO Ltd.	-	$4,981,250.00
Ares Leveraged Investment Fund II, L.P.	-	$9,956,250.00
Ares V CLO Ltd.	-	$4,975,000.00
Ares VI CLO Ltd.	-	$4,975,000.00
Ares VII CLO Ltd.	-	$4,975,000.00
Ares VIII CLO Ltd.	-	$4,981,250.00
Atrium III	-	$5,465,000.00
Atrium IV	-	$3,980,000.00
Aurum CLO 2002-1 Ltd.	-	$992,500.00
Avery Point CLO, Ltd	-	$1,985,000.01
Azure Funding	-	$13,932,500.00
Ballyrock CDO I Limited	-	$714,600.00
Ballyrock CLO II Limited	-	$714,600.00
Ballyrock CLO III Limited	-	$704,675.00
Bank Of America, N.A.	$50,000,000	-
Bank Of America Trade	-	$73,935,988.71
Bear Stearns Corporate Lending Inc.	$15,833,333	$8,213,737.47
Birchwood Funding LLC	-	$3,970,000.00
Boldwater Credit Opportunities Master Fund LP	-	$992,500.00
Brant Point II CBO 2000-1 Ltd.	-	$1,488,749.99
Bushnell CFPI Loan Funding LLC	-	$2,977,500.00
Caisse de depot et placement du Quebec	-	$39,925,000.00
Carlyle High Yield Partners III, Ltd.	-	$3,970,000.00
Carlyle High Yield Partners IV, Ltd.	-	$6,854,500.00
Carlyle High Yield Partners VI, Ltd.	-	$4,981,250.00
Carlyle Loan Investment, Ltd.	-	$5,874,500.00
Carlyle Loan Opportunity Fund	-	$5,862,000.00
Castle Garden Funding	-	$3,505,000.00
Castle Hill I-Ingots, Ltd.	-	$1,985,000.01
Castle Hill II- Ingots, Ltd.	-	$2,977,500.00
Castle Hill III CLO, Limited	-	$1,985,000.01
Cent CDO XI, Limited	-	$4,795,000.00
Centurion CDO 8, Limited	-	$2,828,625.00
Centurion CDO 9, Limited	-	$3,989,949.75
Centurion CDO II, Ltd.	-	$2,858,068.78
Centurion CDO VI, Ltd.	-	$2,659,193.78
Centurion CDO VII, Ltd	-	$6,159,406.41
Citadel Hill 2000 Ltd.	-	$4,970,000.00
Citicorp North America Inc	$50,000,000	-
Cooksmill	-	$9,746,897.13
Constantinus Eaton Vance CDO V, Ltd.	-	$844,246.86
CSAM Funding I	-	$3,588,000.00
CSAM Funding III	-	$2,487,500.00
CSAM Funding IV	-	$3,478,750.00
CSAM Syndicated Loan Fund	-	$992,500.00
Dryden III Leveraged Loan CDO 2002	-	$2,977,500.00
Dryden IV Leveraged Loan CDO 2003	-	$3,970,000.00
Dryden Leveraged Loan CDO 2002-II	-	$2,977,500.00
Dryden V Leveraged Loan CDO 2003	-	$3,970,000.00
Dryden VII Leveraged Loan CDO 2004	-	$4,218,125.00
Eagle Master Fund Ltd.	-	$1,986,315.79
Eaton Vance CDO III, Ltd.	-	$715,221.86
Eaton Vance CDO VI, Ltd.	-	$844,246.86
Eaton Vance Floating-Rate Income Trust	-	$1,364,687.50
Eaton Vance Institutional Senior Loan Fund	-	$3,529,606.20
Eaton Vance Limited Duration Income Fund	-	$1,265,437.50
Eaton Vance Senior Floating-Rate Trust	-	$2,220,737.50
Eaton Vance Senior Income Trust	-	$1,650,025.04
Eaton Vance Short Duration Diversified Income Fund	-	$746,240.60
Endurance CLO, Ltd.	-	$397,000.00
Essex Park CDO, Ltd.	-	$1,985,000.00
Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund	-	$5,806,125.00
First Dominion Funding I	-	$3,920,375.00
First Dominion Funding II	-	$3,920,375.00
First Trust/Four Corners Senior Floating Rate Income Fund	-	$992,500.00
First Trust/Four Corners Senior Floating Rate Income Fund II	-	$1,985,000.00
Flagship CLO2001-1	-	$2,104,100.00
Flagship CLO II	-	$1,191,000.00
Flagship CLO III	-	$674,900.00
Foothill Income Trust II, L.P.	$5,000,000	$29,489,875.00
Fortress Portfolio Trust	-	$4,466,250.00
Franklin CLO I Limited	-	$2,192,500.00
Franklin CLO II, Limited	-	$1,240,625.00
Franklin CLO III, Limited	-	$992,500.00
Franklin Floating Rate Daily Access Fund	-	$11,418,750.00
Franklin Floating Rate Master Series	-	$5,463,750.00
Galaxy CLO 2003-1 Ltd.	-	$992,500.00
Galaxy III CLO Ltd.	-	$1,985,000.00
Galaxy IV CLO Ltd.	-	$1,990,000.00
General Electric Capital Corporation	$27,500,000	$27,368,750.00
Grand Central Asset Trust ECL Series	-	$13,904,209.55
Grayson & Company	-	$15,098,699.94
Harbour Town Funding LLC	-	$2,483,749.99
Hy-Fi Trust	-	$1,990,000.00
IDS Life Insurance Company	-	$843,625.00
ING Investment Management CLO I, Ltd	-	$1,994,987.47
ING Prime Rate Trust	-	$16,506,724.94
ING Senior Income Fund	-	$24,347,500.00
JPMorgan Chase Bank, N.A	$20,833,333	-
Kaldi Funding LLC	-	$2,979,474.67
Katonah II, Ltd.	-	$500,000.00
Katonah III, Ltd.	-	$750,000.00
Katonah IV, Ltd.	-	$750,000.00
KIL2 Loan Funding LLC	-	$992,500.00
KZH Soleil -2 LLC	-	$992,500.00
LaSalle Bank, N.A.	$30,000,000	-
Loan Funding V, LLC.	-	$6,750,000.00
Loan Funding XI LLC.	-	$5,475,000.01
Long Lane Master Trust IV	-	$3,225,000.00
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	-	$1,985,000.00
Madison Park Funding	-	$5,970,000.00
Mainstay Floating Rate Fund	-	$1,985,000.00
Massachusetts Mutual Life Insurance Company	-	$7,950,000.00
Master Senior Floating Rate Trust	-	$9,935,000.00
Merrill Lynch Capital Corporation	$20,833,334	$5,326,471.81
Mt. Wilson CLO, Ltd.		$1,985,000.00
Nemean CLO, Ltd.	-	$893,250.00
New York Life Insurance and Annuity Corporation	-	$2,112,050.00
New York Life Insurance Company	-	$5,857,950.00
Nuveen Floating Rate Income Fund	-	$12,932,500.00
Nuveen Floating Rate Income Opportunity Fund	-	$14,895,000.00
Nuveen Senior Income Fund	-	$4,970,000.00
Octagon Investment Partners II, LLC	-	$3,485,000.00
Octagon Investment Partners IV, Ltd.	-	$3,235,000.00
Octagon Investment Partners V, Ltd.	-	$3,483,750.00
Octagon Investment Partners VI, Ltd.	-	$2,987,500.00
Octagon Investment Partners VII, Ltd.	-	$3,483,125.00
Olympic CLO I	-	$1,985,000.00
Oppenheimer Senior Floating Rate Fund	-	$16,897,500.00
PPM Monarch Bay Funding LLC	-	$1,984,999.99
PPM Shadow Creek Funding LLC	-	$3,481,250.00
PPM Spyglass Funding Trust	-	$4,473,750.00
Putnam Diversified Income Trust		$997,487.44
Putnam Floating Rate Income Fund		$997,487.44
Race Point CLO Limited	-	$1,985,000.01
Race Point II CLO Limited	-	$1,985,000.01
Sankaty High Yield Partners II, L.P.	-	$2,000,000.00
Sawgrass Trading LLC	-	$4,922,750.00
Senior Debt Portfolio	-	$7,029,550.00
Sequils-Centurion V, Ltd.	-	$2,957,506.28
Sequils-ING I (HBDGM), Ltd.	-	$595,500.00
Sierra CLO I	-	$1,985,000.00
Sky CBNA Loan Funding	-	$6,721,874.96
Spiret IV Loan Trust 2003	-	$9,945,813.41
Stanfield Bristol CLO, Ltd.	-	$1,660,952.50
Stanfield Carrera CLO, Ltd.	-	$1,660,952.50
Stanfield Modena CLO, Ltd.	-	$2,779,000.00
Stanfield Quattro CLO, Ltd.	-	$2,183,500.00
Stanfield Vantage CLO, Ltd.	-	$6,675,152.52
Stanwich Loan Funding LLC	-	$4,000,000.00
Stedman CBNA Loan Funding LLC	-	$3,000,000.00
Stichting Pensioenfonds ABP	-	$4,977,462.31
The Sumitomo Trust and Banking Co., Ltd., New York Branch	-	$2,977,500.00
SunAmerica Senior Floating Rate Fund, Inc.	-	$992,500.00
TORAJI TRUST	-	$1,955,150.38
TRS Aria LLC	-	$2,985,000.00
UBS AG, Stamford Branch	-	$5,500,000.00
ULT CNBA Loan Funding LLC	-	$1,985,000.00
Venture CDO 2002 Limited	-	$992,500.00
Venture II CDO 2002 Limited	-	$992,500.00
Venture III CDO Limited	-	$992,500.00
Venture IV CDO Limited	-	$992,500.00
Victoria Falls CLO, LTD	-	$992,500.00
Wachovia Bank National Association	$30,000,000	-
Western Asset Floating Rate High	-	$4,967,498.01
Whitney CLO I	-	$3,875,500.00
Wind River CLO I Ltd.	-	$1,985,000.00
Windsor Loan Funding, Limited	-	$2,280,935.02
Total	$250,000,000.00	$795,687,500.00